UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060
Washington, D.C. 20549	Expires: January 31, 2008
Estimated average burden
hours per response 38.0

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 7, 2007

Vital Images, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-22229	41-1321776
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5850 Opus Parkway, Suite 300, Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 487-9500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Notes

The information in this report provided under Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

This amended Form 8-K is being furnished to correct typographical errors in the press release that was furnished on the Form 8-K originally filed on August 7, 2007 announcing Vital Images’ results of operations for the quarter ended June 30, 2007.

This amended Form 8-K reflects the following changes:

•                  the first sentence of the fourth bullet in the “Financial Summary” section should read “Second quarter 2007 revenue from Toshiba was $6.2 million, or 40 percent of total revenue” rather than “Second quarter 2007 revenue from Toshiba was $5.1 million, or 33 percent of total revenue;”

•                  the second sentence of the same fourth bullet point in the “Financial Summary” section should read “Toshiba revenue for the first six months of 2007 increased to $16.1 million, or 44 percent of total revenue, up 27 percent” rather than “Toshiba revenue for the first six months of 2007 increased to $15.0 million, or 41 percent of total revenue, up 19 percent;”

•                  in the sixth bullet of the “Financial Summary” section, the first sentence should read “Direct revenue (revenue generated outside of Toshiba and McKesson) during the second quarter of 2007 was $7.9 million” rather than “9.0 million;” and

•                  the second sentence in the same sixth bullet of the “Financial Summary” section should read “Direct revenue for the first six months of 2007 increased to $17.1 million” rather than “Direct revenue for the first six months of 2007 increased to $18.2 million.”

Section 2 — Financial Information

Item 2.02. Results of Operations and Financial Condition.

On August 7, 2007, Vital Images, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the quarter ended June 30, 200 and filed a Current Report on Form 8-K containing the press release.  After the press release was issued, the Company identified certain typographical errors, which it remedied by releasing a corrected press release.  The corrected press release is being furnished as Exhibit 99.1.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibit is being furnished with this Current Report on Form 8-K but shall not be deemed to be filed:

99.1                           Revised press release of Vital Images, Inc. dated August 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vital Images, Inc.

Date: August 8, 2007.

	By	/s/ Michael H. Carrel
Michael H. Carrel
Chief Financial Officer and Chief Operating Officer
(Principal Financial Officer)

EXHIBIT INDEX

99.1                           Revised press release of Vital Images, Inc. dated August 7, 2007.